STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments at fair value	$ 3,869,390	$ 3,337,223
Receivables:
Notes receivable from participants	51,108	48,925
Discretionary employer contributions	2,162	1,581
Due from brokers for securities sold	25	120
Total receivables	53,295	50,626
Cash	69	21
Total assets	3,922,754	3,387,870
Net assets available for benefits	$ 3,922,754	$ 3,387,870